UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A

Amendment No.1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2007

WIFIMED HOLDINGS COMPANY, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-49707	58-2412118

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 River Edge Parkway, Suite GL 100A Atlanta, GA	30328

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 770-919-7220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 - Completion of Acquisition or Disposition of Assets

               Acquisition of Assets of JMJ Technologies, Inc.

               On October 9, 2007, WiFiMed Holdings Company, Inc. (the "Company") filed a Current Report on Form 8-K (the "Original 8-K") to report that it had substantially completed the acquisition of certain assets of JMJ Technologies, Inc. The Original 8-K is incorporated herein by this reference.  This amendment is being filed to include the financial statements required by Item 9.01 of Form 8-K.

Item 9.01 - Financial Statements and Exhibits

               (a) Financial Statements of Businesses Acquired

               The audited financial statements of JMJ Technologies, Inc. as of December 31, 2006 and December 31, 2005; and for the years ended December 31, 2006 and December 31, 2005; and the unaudited financial statements as of September 30, 2007 and for the nine-month period ending September 30, 2007 appear following this Current Report on Form 8-K/A and are hereby incorporated by reference herein.

               (b) Pro Forma Financial Information

               Not Applicable

               (c) Exhibits

Exhibit No.		Description

*	2.1	Asset Purchase Agreement by and among JMJ Technologies, Inc., WiFiMed Holdings Company, Inc., and EncounterPRO Healthcare Resources, Inc.

* Incorporated by reference to Current Report on Form 8-K filed by the Registrant on October 9, 2007.

JMJ TECHNOLOGIES, INC.
AUDITED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2005

CONTENTS

Independent Auditor's Report	2

Financial Statements

Balance Sheet	3

Statement of Operations and Accumulated Deficit	4

Statement of Cash Flows	5

Notes to Financial Statements	6 - 14

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
JMJ Technologies, Inc.

We have audited the accompanying balance sheet of JMJ Technologies, Inc. as of December 31, 2005, and the related statements of operations, accumulated deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of JMJ Technologies, Inc. as of December 31, 2005, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has suffered recurring losses from operations and has a net capital deficiency, which raises substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are described in Note 11. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Atlanta, Georgia
July 27, 2006

JMJ TECHNOLOGIES, INC.
BALANCE SHEET
December 31, 2005

ASSETS

CURRENT ASSETS:
Cash	$94,000
Accounts receivable - net	317,989

Total current assets	411,989

PROPERTY AND EQUIPMENT - net	44,692

OTHER ASSETS:
Deposit	15,223

Total other assets	15,223

TOTAL	$471,904

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable	$54,051
Accrued rent	6,485
Accrued salaries	62,536
Accrued vacation	37,210
Customer prepayments	331,182
Credit cards and revolving lines of credit	146,052
Payroll taxes payable	1,051,726
Sales tax payable	192,607
Notes payable	447,107
Shareholders' loans	154,105

Total current liabilities	2,483,061

SHAREHOLDERS' DEFICIT:
Common stock, $.01 par value,
10,000,000 shares authorized, 6,914,064 shares issued	69,141
Additional paid-in capital	1,653,800
Accumulated deficit	(3,734,098)
Treasury stock, 760,000 shares, at cost	0

Total shareholders' deficit	(2,011,157)

TOTAL	$471,904

JMJ TECHNOLOGIES, INC.
STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
For the Year Ended December 31, 2005

REVENUES	$2,500,590

COST OF REVENUES	733,162

GROSS PROFIT	1,767,428

GENERAL AND ADMINISTRATIVE EXPENSES
Payroll expense	1,495,604
Rent expense	192,384
Penalties	110,303
Employee benefits	110,156
Professional fees	59,436
Utilities and communications	53,217
Marketing and advertising	51,067
Bad debt expense	22,814
Depreciation and amortization	22,612
Office supplies	20,715
Postage and shipping	18,918
Insurance	10,187
Dues and subscriptions	6,976
Travel and entertainment	2,146
Lease - van	1,471
Other taxes	573

Total general and administrative expenses	2,178,579

LOSS FROM OPERATIONS	(411,151)

OTHER INCOME (EXPENSE)
Gain from sale of property and equipment	6,762
Interest expense	(148,276)

Total other income (expense)	(141,514)

NET LOSS	(552,665)

ACCUMULATED DEFICIT, BEGINNING OF YEAR	(3,181,433)

ACCUMULATED DEFICIT, END OF YEAR	$(3,734,098)

JMJ TECHNOLOGIES, INC.
STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2005

OPERATING ACTIVITIES:
Net loss	$(552,665)
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	22,612
Gain on disposal of property and equipment	(6,762)
Changes in operating assets and liabilities:
Accounts receivable	(159,247)
Accounts payable	(91,381)
Accrued rent	(12,971)
Accrued salaries	12,409
Accrued vacation	8,412
Customer prepayments	62,395
Payroll taxes payable	543,546
Sales tax payable	14,386

NET CASH FROM OPERATING ACTIVITIES	(159,266)

INVESTING ACTIVITIES:
Purchase of property and equipment	(4,084)
Proceeds from the sale of property and equipment	6,922

NET CASH USED BY INVESTING ACTIVITIES	2,838

FINANCING ACTIVITIES:
Net payments on shareholder loans	(45,369)
Net payments on credit cards and lines of credit	(10,503)
Payments on loans payable short-term	(21,778)
Net borrowings on line of credit	247,584
Proceeds from issuance of stock	5,469

NET CASH USED BY FINANCING ACTIVITIES	175,403

NET INCREASE IN CASH AND EQUIVALENTS	18,975

CASH AND EQUIVALENTS, BEGINNING OF YEAR	75,025

CASH AND EQUIVALENTS, END OF YEAR	$94,000

JMJ TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2005

1.         NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

A.         Nature of Business

JMJ Technologies, Inc. (the "Company") provides services to medical clients and resale suppliers throughout the United States.  The primary service provided is the development, installation and customization of medical practice management software.   This was the Company's eleventh year of operations.

B.         Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

C.        Revenues and Cost of Revenues Recognition

The Company recognizes revenues in accordance with Statement of Position (SOP) 97-2 as amended by SOP 98-9. Revenue from software license agreements is recognized when persuasive evidence of an agreement exists, delivery of the software has occurred, the fee is fixed or determinable, and collectibility is probable. In software arrangements that include more than one element, the Company allocates the total arrangement fee among elements based on the relative fair value of the elements.

License revenue allocated to software products generally is recognized upon delivery of the products or deferred and recognized in future periods to the extent that an arrangement includes one or more elements to be delivered at a future date and for which fair values have not been established. Revenue allocated to maintenance is recognized ratably over the maintenance term and revenue allocated to training and other service elements is recognized as the services are performed. If evidence or fair value does not exist for all elements of a license agreement and post customer support (PCS) is the only undelivered element, then all revenue from the license arrangement is recognized ratably over the term of the agreement as license revenue. If evidence or fair value of all undelivered elements exists but evidence does not exist for one or more delivered elements, then revenue is recognized using the residual method. Under the residual method, the fair value of the undelivered elements is deferred and the remaining portion of the arrangement fee is recognized as revenue.

Cost of license revenue, training, and support includes labor, facilities, and equipment costs.

D.        Concentrations of Credit Risks

The Company grants credit to its customers during the normal course of business and performs ongoing credit evaluations of its customers' financial condition.  The Company does not believe that it is exposed to any significant credit risk in connection with the extension of credit to its customers.

The Company maintains its cash balances at various financial institutions in Atlanta, Georgia.  The balances at each institution are insured by the Federal Deposit Insurance Corporation up to $100,000.  At December 31, 2005, the Company did not have any uninsured cash balances.

E.         Allowance for Bad Debts

The Company provides an allowance for doubtful accounts equal to the estimated collection losses that will be incurred in the collection of all receivables. The estimated losses are based on managements' evaluation of outstanding accounts receivables. Allowance for bad debts was $116,491 at December 31, 2005.

F.         Property and Equipment

Property and equipment are recorded at cost.  When assets are retired or otherwise disposed of, the related cost and the accumulated depreciation and amortization are removed from the accounts, and any resulting gain or loss is reflected in the statement of operations and retained earnings/deficit.  Depreciation and amortization for all classes of property and equipment are determined using the straight-line method over the estimated useful lives of the assets as follows:

Estimated Life

Furniture and fixtures	10 years
Machinery and equipment	5 years
Vehicles	5 years

G.        Income Taxes

The Company recognizes income and expenses on the accrual method for financial reporting purposes and for income tax reporting purposes.

The effect of temporary differences giving rise to deferred tax assets are as follows:

Deferred tax assets:
Net operating loss carry forwards	$624,271

Deferred tax liabilities:
Excess of financial statement over tax basis
of property and equipment	(8,741)

Valuation allowance for deferred tax assets	(615,530)

Net deferred tax assets	$0

There are no deferred tax assets listed in these financial statements. SFAS No. 109 specifies that deferred tax assets are to be reduced by valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. Due to the Company's current economic condition, the valuation allowance has eliminated the deferred tax assets. The Company will continue to assess the valuation allowance and to the extent it is determined that such allowance is no longer required; the tax benefit of the remaining net deferred tax assets will be recognized in the future.

The Company has net operating losses to offset future taxable income of approximately $2,013,781.  The carryover periods to utilize the net operating losses will expire between the years 2020 to 2025.

H.         Cash Flow Information

The Company considers for purposes of the statement of cash flows, cash equivalents include time deposits, certificates of deposit, and all highly liquid debt investments with original maturities of three months or less.

Net cash used by operating activities include cash payments for interest of $83,405.

2.         COMMON STOCK AND TREASURY STOCK

The Company has 10,000,000 shares of $.01 par value common stock authorized, with 6,914,064 shares issued and 6,154,064 shares outstanding.  On May 31, 2005 the Company exercised its rights under the shareholders' agreement and acquired 760,000 shares of common stock from a major shareholder.  Under the terms of the shareholders' agreement the Company was not required to make any payment in consideration for acquisition of the 760,000 from the shareholder. The stock is held in treasury and recorded using the cost method.

3.         RELATED PARTY TRANSACTIONS

The Company has the following loans from shareholders:

An unsecured demand loan with no stated rate of interest.	$ 87,029

An unsecured demand loan with no stated rate of interest.	1,340

Exclusive use of a shareholder's credit card; total credit line available is $12,000; and the annual percentage rate
of interest is 29.99%.	10,997

Exclusive use of a shareholder's credit card; total credit line available is $5,400; and the annual percentage rate
of interest is 22.00%.	3,604

Exclusive use of a shareholder's line of credit; total credit line available is $15,000; and the annual percentage rate
of interest is 28.90%.	13,426

Exclusive use of a shareholder's line of credit; total credit line available is $0; and the annual percentage rate
of interest is 26.99%.	865

Exclusive use of a shareholder's line of credit; total credit line available is $15,000; and the annual percentage rate
of interest is 26.898%.	13,529

Exclusive use of a shareholder's line of credit; total credit line available is $15,000; and the annual percentage rate
of interest is 26.898%.	6,764

Exclusive use of a shareholder's credit card; total credit line available is $0.00; and the annual percentage rate
of interest is 28.99%.	11,986

Exclusive use of a shareholder's credit card; total credit line available is $6,600; and the annual percentage rate
of interest is 29.99%.	4,565

Total	$154,105

The Company leases a vehicle from a shareholder on a month to month basis. The rent expense from this lease totaled $1,471 for the year ending December 31, 2005.

4.         NOTES PAYABLE

Notes payable consisted of the following at December 31, 2005:

Note payable to a financial institution is a $250,000 revolving line of credit. Interest is payable monthly at an annual rate of prime plus 1.50%. On December 31, 2005 the interest rate on this loan was 8.75%. The loan is collateralized by the Company's accounts receivable, property and equipment and the personal guaranties of three officer/shareholders and real estate owned by an
officer/shareholder.	$247,584

Note payable to an individual. Interest is accrued at the rate of of $2.00 per day. The loan balance reflects principal of $5,000
and accrued interest of $2,269.	7,269

An undocumented loan from an individual. Interest is accrued at the rate of 10% annually. The loan balance reflects principal of
$31,000 and accrued interest of $1,791.	32,791

Note payable to an individual. Interest is accrued at the rate of
10% annually. The loan balance reflects principal of $20,000
and accrued interest of $7,193.	27,193

An undocumented loan from an individual. Interest is accrued at the rate of 10% annually. The loan balance reflects principal of
$10,000 and accrued interest of $702.	10,702

An undocumented loan from an individual. Interest is accrued at the rate of 10% annually. The loan reflects principal of $12,000 and
accrued interest of $4,558.	16,774

Note payable to an individual. Interest is accrued at the rate of
10% annually. The loan balance reflects principal of $75,000 and
accrued interest of $19,875.	94,875

An undocumented loan from an individual. Interest is accrued at the rate of 10% annually. The loan balance reflects principal of
$9,038 and accrued interest of $881.	9,919

Total	$447,107

5.         CREDIT CARDS AND REVOLVING LINES OF CREDIT

Credit card from a financial institution; credit limit is $15,500;
interest rate on purchases is 27.37%; and interest rate on
cash advances is 29.37%.	12,729

Credit card from a financial institution; there are no preset
credit limits; and balances are required to be paid in full.	30,748

Credit card from a financial institution; credit limit is $15,000;
and interest rate is 28.99%.	1,497

Credit card from a financial institution; credit limit is $1,900;
interest rate is 18.30%; and the ending balance reflects an
overpayment.	(68)

Credit card from a financial institution; credit limit is $12,000;
and interest rate is 28.99%.	11,256

Credit card from a financial institution; credit limit is $8,000;
and interest rate is 16.99%.	5,845

Credit card from a financial institution; credit limit is $5,000;
and interest rate is 12.29%.	2,665

Revolving line of credit from a corporation to be utilized for purchases of computers and related equipment; credit limit
is $0.00; and interest rate is 12.99%	18,807

Revolving line of credit from a corporation to be utilized for purchases of computers and related equipment; credit limit
is $25,000; and interest rate is 12.99%.	21,239

Credit card from a financial institution; credit limit is $9,400;
and interest rate is 23.98%.	8,987

Credit card from a corporation to be utilized for purchases at the corporation's retail locations; credit limit is $2,000; and
interest rate is 12.00%.	765

Credit card from a corporation to be utilized for purchases at the corporation's retail locations; credit limit is $4,000; and
interest rate is 20.80%.	3,395

Credit card from a corporation to be utilized for purchases at the corporation's retail locations; credit limit is $5,500; and
interest rate is 21.15%.	5,052

Credit card from a corporation to be utilized for purchases at the corporation's retail locations; credit limit is $5,500; and
interest rate is 21.15%.	5,058

Credit card from a corporation to be utilized for purchases at the corporation's retail locations; credit limit is $1,500; and
interest rate is 17.65%.	916

Credit card from a corporation to be utilized for purchases at the corporation's retail locations; credit limit is $8,900; and
interest rate is 18.30%.	7,560

Credit card from a financial institution; credit limit is $0.00; and
interest rate is 14.65%.	1,668

Credit card from a financial institution; credit limit is $5,000; and
interest rate is 13.49%	4,617

Credit card from a financial institution; credit limit is $0.00; and
interest rate is 12.49%.	1,674

Revolving line of credit from a corporation to be utilized for purchases of computers and related equipment; credit limit is
$0.00; and interest rate is 12.99%.	692

Revolving line of credit from a corporation to be utilized for purchases of computers and related equipment; credit limit is
$0.00; and interest rate is 12.99%.	949

Total	$146,051

6.         ACCOUNTS RECEIVABLE - NET

Accounts receivable consisted of the following at December 31, 2005:

Accounts receivable	$434,480
Less allowance for doubtful accounts	116,491

Accounts receivable - net	$317,989

7.         PROPERTY AND EQUIPMENT - NET

Property and equipment consisted of the following at December 31, 2005:

Computer equipment	$64,037
Furniture and fixtures	46,152
Software	38,554

Total	148,743
Less accumulated depreciation and amortization	104,051

Property and equipment - net	$44,692

8.         COMMITMENTS

The Company subleases office space under a non-cancellable operating lease agreement which terminates June 30, 2006. Future minimum lease payments are due as follows:

Year ending December 31, 2006	$ 91,335

9.         CONTINGENCIES

The Company was a defendant in 2005 and early 2006 in two related lawsuits seeking disclosure of financial information.  One lawsuit was brought by a shareholder and the other by a former shareholder. Both lawsuits were voluntarily dismissed by the plaintiffs without prejudice in February of 2006.

The Company is aware of a former shareholder claiming that the acquisition of all his shares under provisions of the shareholders' agreement on May 31, 2005 was wrongful. The shareholder has not initiated a lawsuit as of the audit report date. No estimate has been reflected in the financial statements for this possible action.

10.       STOCK OPTION PLAN

In 1998, the Company instituted a stock option plan for officers, employees, directors, advisors and consultants. Statutory stock options may be awarded to all employees of the Company who owns less than 10% of the outstanding common stock. The exercise price of a statutory stock option granted is the fair market value of the common stock as of the grant date. No option shall be granted for a term in excess of ten years from the date of the grant. Statutory stock options can not be exercised until the employee has completed a year of service with the Company.

Non-statutory stock options may be awarded to non-employees who own less than 10% of the outstanding common stock of the Company. The exercise price of a non-statutory stock option granted is the fair market value of the common stock as of the grant date. No option shall be granted for a term in excess of ten years from the date of the grant. Non-statutory stock options can not be exercised until the non-employee has maintained a one year relationship with the Company.

The maximum number of shares of common stock that can be issued under the plan is 3,000,000. As of 12/31/05 1,654,530 shares of common stock had been acquired through the stock option plan.

No compensation expense was recorded on the income statement.  There was no difference between the fair market value of the stock on the date the option was exercised and the exercise price.

Total stock options accrued, vested and unexpired as of 12/31/04	1,151,680

Stock options exercised in 2005	(546,898)

Stock options that expired during 2005	(57,717)

Stock options that accrued and vested during 2005	253,156

Total stock options accrued, vested and unexpired as of 12/31/05	800,221

Effective June 30, 2006, no additional options will be issued under the stock option plan.

11.       GOING CONCERN

As shown in the accompanying financial statements, the Company incurred a net loss of $552,665 during the year ended December 31, 2005, and as of that date the Company's current liabilities exceeded its current assets by $2,011,157. These factors raise substantial doubt about its ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company's ability to increase sales and reduce expenses.

Management of the Company believes that the following will assist the Company in overcoming the going concern issues:

The Company's lease for office space expired on June 30, 2006. The Company moved to new office space on June 29, 2006. The new lease is for thirty-eight months beginning July 1, 2006 and ending August 31, 2009. The new lease reduces the monthly office lease payment by approximately $7,000 and results in annual savings of approximately $84,000.

Maintenance fees attributed to systems installed during 2005 will produce significant increases in annual recurring revenue. In addition management anticipates an acceleration of sales to existing customers and enhanced sales to new customers as a consequence of new product offerings, including lab interfaces and prescription services that will contain adverse drug event warnings and electronic prescriptions.  It is anticipated the Company's EncounterPRO® EHR software will receive certification from the Certification Commission for Healthcare Information Technology (CCHIT) in 2006.

Finally, management believes that the increased interest in electronic health records by government, health insurance companies, health care providers and patients will expand the market opportunities for the Company's products. The Company believes that these factors will provide greater financial stability for the Company in 2006 and thereafter.

12.       SUBSEQUENT EVENTS

On June 28, 2006 the management of the Company accepted a letter of intent for the acquisition of all the outstanding stock of JMJ Technologies, Inc. by a publicly traded company.  The acquisition will be accomplished through the utilization of a tax-free merger.

In March of 2006 the Company hired a new president. If his contract is terminated prior to its end, he is entitled to receive a severance payment that will equal two years of compensation. Upon signing his contract the president received 250,000 share of the Company's stock. If the Company is sold, he is entitled to receive 250,000 shares of stock. An additional 250,000 can be awarded if the sales price of the Company equaled or exceeded $1 per share.

JMJ TECHNOLOGIES, INC.
AUDITED FINANCIAL STATEMENTS
For the Year Ended December 31, 2006

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
JMJ Technologies, Inc.

We have audited the accompanying balance sheet of JMJ Technologies, Inc. as of December 31, 2006, and the related statements of operations, changes in shareholders' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of JMJ Technologies, Inc. as of December 31, 2006 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has suffered recurring losses from operations and has a net capital deficiency, which raises substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are described in Note 13. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

 Atlanta, Georgia
January 7, 2008

JMJ TECHNOLOGIES, INC.
BALANCE SHEET
December 31, 2006

ASSETS

CURRENT ASSETS:
Accounts receivable - net	$260,186

Total current assets	260,186

PROPERTY AND EQUIPMENT - net	18,117

OTHER ASSETS:
Deposit	9,481

Total other assets	9,481

TOTAL	$287,784

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable	269,217
Bank overdraft	25,070
Accrued rent	8,982
Accrued salaries	49,430
Accrued vacation	45,320
Customer prepayments	453,159
Credit cards and revolving lines of credit	189,792
Payroll taxes payable	1,116,226
Sales tax payable	142,779
Notes payable	628,119
Notes payable officer	69,158
Shareholder loans	146,613

Total current liabilities	3,143,865

LONG-TERM LIABILITIES:
Accrued rent	14,969

Total long-term liabilities	14,969

SHAREHOLDERS' DEFICIT:
Common stock, $.01 par value; 10,000,000 shares
authorized; 7,518,043 shares issued and outstanding	75,180
Additional paid-in capital	1,653,800
Accumulated deficit	(4,600,030)

Total shareholders' deficit	(2,871,050)

TOTAL	$287,784

JMJ TECHNOLOGIES, INC.
STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
For the Year Ended December 31, 2006

REVENUES	$2,134,715

COST OF REVENUES	682,941

GROSS PROFIT	1,451,774

GENERAL AND ADMINISTRATIVE EXPENSES
Payroll expense	1,428,094
Rent expense	128,729
Employee benefits	121,072
Penalties	88,803
Bad debt expense	80,590
Travel and entertainment	64,614
Professional fees	58,316
Utilities and communications	43,467
Conference and tradeshows	38,564
Dues and subscriptions	33,490
Office supplies	27,395
Postage and shipping	18,243
Depreciation and amortization	14,356
Bank service charges	11,666
Insurance	7,730
Education and training	2,126
Lease - van	3,805
Other taxes	928

Total general and administrative expenses	2,171,988

LOSS FROM OPERATIONS	(720,214)

OTHER INCOME (EXPENSE)
Other income - Sales tax amnesty relief	67,343
Loss from disposal of property and equipment	(15,692)
Interest expense	(197,369)

Total other income (expense)	(145,718)

NET LOSS	$(865,932)

JMJ TECHNOLOGIES, INC.
STATEMENT OF CHANGES IN SHAREHOLDERS' DEFICIT
For the Year Ended December 31, 2006

	COMMON STOCK	ADDITIONAL PAID-IN CAPITAL	ACCUMULATED DEFICIT	TOTAL

Balance at December 31, 2005	$69,141	$1,653,800	$(3,734,098)	$(2,011,157)

Issuance of common stock	$6,039	-	-	$6,039

Net Loss	-	-	$(865,932)	$(865,932)

Balance at December 31, 2006	$75,180	$1,653,800	$(4,600,030)	$(2,871,050)

JMJ TECHNOLOGIES, INC.
STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2006

OPERATING ACTIVITIES:
Net loss	$(865,932)
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	14,356
Loss on disposal of property and equipment	15,692
Changes in operating assets and liabilities:
Deposits	15,223
Accounts receivable	57,803
Accounts payable	215,166
Bank overdraft	25,070
Accrued rent	17,466
Accrued salaries	(13,106)
Accrued vacation	8,110
Customer prepayments	121,977
Credit cards and revolving lines of credit	43,741
Payroll taxes payable	64,500
Sales tax payable	(49,829)
Accrued interest included in notes payable	11,838

NET CASH FROM OPERATING ACTIVITIES	(317,925)

INVESTING ACTIVITIES:
Purchase of property and equipment	(3,473)
Deposit on office lease	(9,481)

NET CASH USED BY INVESTING ACTIVITIES	(12,954)

FINANCING ACTIVITIES:
Net payments on shareholder loans	(7,492)
Proceeds from notes payable	380,000
Payments on notes payable	(141,668)
Proceeds from issuance of stock	6,039

NET CASH USED BY FINANCING ACTIVITIES	236,879

NET INCREASE IN CASH AND EQUIVALENTS	(94,000)

CASH AND EQUIVALENTS, BEGINNING OF YEAR	94,000

CASH AND EQUIVALENTS, END OF YEAR	$-

JMJ TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
For the Year Ended December 31, 2006

1.         NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

A.         Nature of Business

JMJ Technologies, Inc. (the "Company") provides services to medical clients and resale suppliers throughout the United States.  The primary service provided is the development, installation and customization of medical practice management software.   This was the Company's eleventh year of operations.

B.        Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

C.        Revenues and Cost of Revenues Recognition

The Company recognizes revenues in accordance with Statement of Position (SOP) 97-2 as amended by SOP 98-9. Revenue from software license agreements is recognized when persuasive evidence of an agreement exists, delivery of the software has occurred, the fee is fixed or determinable, and collectibility is probable. In software arrangements that include more than one element, the Company allocates the total arrangement fee among elements based on the relative fair value of the elements.

License revenue allocated to software products generally is recognized upon delivery of the products or deferred and recognized in future periods to the extent that an arrangement includes one or more elements to be delivered at a future date and for which fair values have not been established. Revenue allocated to maintenance is recognized ratably over the maintenance term and revenue allocated to training and other service elements is recognized as the services are performed. If evidence or fair value does not exist for all elements of a license agreement and post customer support (PCS) is the only undelivered element, then all revenue from the license arrangement is recognized ratably over the term of the agreement as license revenue. If evidence of fair value of all undelivered elements exists but evidence does not exist for one or more delivered elements, then revenue is recognized using the residual method. Under the residual method, the fair value of the undelivered elements is deferred and the remaining portion of the arrangement fee is recognized as revenue.

D.        Concentrations of Credit Risks

The Company grants credit to its customers during the normal course of business and performs ongoing credit evaluations of its customers' financial condition.  The Company does not believe that it is exposed to any significant credit risk in connection with the extension of credit to its customers.

The Company maintains its cash balances at a financial institution in Atlanta, Georgia.  The balance at this institution is insured by the Federal Deposit Insurance Corporation up to $100,000.  At December 31, 2006, the Company did not have any uninsured cash balances.

E.         Allowance for Bad Debts

The Company provides an allowance for doubtful accounts equal to the estimated collection losses that will be incurred in the collection of all receivables. The estimated losses are based on managements' evaluation of outstanding accounts receivables. Allowance for bad debts was $48,247 at December 31, 2006.

F.         Property and Equipment

Property and equipment are recorded at cost.  When assets are retired or otherwise disposed of, the related cost and the accumulated depreciation and amortization are removed from the accounts, and any resulting gain or loss is reflected in the statement of operations and retained earnings/deficit.  Depreciation and amortization for all classes of property and equipment are determined using the straight-line method over the estimated useful lives of the assets as follows:

Estimated Life

Furniture and fixtures	10 years
Machinery and equipment	5 years
Vehicles	5 years

Depreciation expense was $14,356 for the year ended December 31, 2006.

G.        Income Taxes

The Company recognizes income and expenses on the accrual method for financial reporting purposes and for income tax reporting purposes.

The effect of temporary differences giving rise to the deferred tax asset is as follows:

Deferred tax asset:
Net operating loss carried forward	$878,127

Deferred tax liability:
Excess of financial statement over tax basis
Of property and equipment	(3,054)

Valuation allowance for deferred tax asset	(875,073)

Net deferred tax asset	$0

There is no deferred tax asset listed in these financial statements. SFAS No. 109 specifies that a deferred tax asset is to be reduced by valuation allowance if it is more likely than not that some portion or all of the deferred tax asset will not be realized. Due to the Company's current economic condition, the valuation allowance has eliminated the deferred tax asset. The Company will continue to assess the valuation allowance and to the extent it is determined that such allowance is no longer required; the tax benefit of the remaining net deferred tax asset will be recognized in the future.

The Company has net operating losses to offset future taxable income of approximately $2,832,666. The carryover periods to utilize the net operating losses will expire between the years 2020 to 2026.

H.        Cash Flow Information

The Company considers for purposes of the statement of cash flows, cash equivalents including time deposits, certificates of deposit, and all highly liquid debt investments with original maturities of three months or less.

Net cash used by operating activities include cash payments for interest of $132,911.

2.         COMMON STOCK

The Company has 10,000,000 shares of $.01 par value common stock authorized, with 7,518,043 shares issued and 7,518,043 shares outstanding. The Company issued an additional 603,979 of common stock during the year ended December 31, 2006.

On May 31, 2005 the Company exercised its rights under the shareholders' agreement and acquired 760,000 shares of common stock from a major shareholder.  Under the terms of the shareholders' agreement the Company was not required to make any payment in consideration for acquisition of the 760,000 from the shareholder. It was later determined that the Company did not have the right to acquire the 760,000 shares of common stock from the major shareholder.  The stock was reissued to the major shareholder.

3.         RELATED PARTY TRANSACTIONS

The Company has the following loans from a shareholder:

An unsecured demand loan with no stated rate of interest.	$82,106

Exclusive use of a shareholder's credit card; total credit line available is $12,000; and the annual percentage rate
of interest is 29.99%.	12,180

Exclusive use of a shareholder's credit card; total credit line available is $0.00; and the annual percentage rate
of interest is 24.00%.	2,209

Exclusive use of a shareholder's line of credit; total credit line available is $0.00; and the annual percentage rate
of interest is 25.90%.	13,014

Exclusive use of a shareholder's line of credit; total credit line available is $0.00; and the annual percentage rate
of interest is 26.99%.	231

Exclusive use of a shareholder's line of credit; total credit line available is $14,600; and the annual percentage rate
of interest is 28.90%.	14,489

Exclusive use of a shareholder's line of credit; total credit line available is $5,750; and the annual percentage rate
of interest is 26.90%.	5,731

Exclusive use of a shareholder's credit card; total credit line available is $0.00; and the annual percentage rate
of interest is 30.24%.	10,856

Exclusive use of a shareholder's credit card; total credit line available is $7,100; and the annual percentage rate
of interest is 30.49%.	5,797

Total	$146,613

The Company received the following loans from an officer:

Note payable to an officer of the Company. Interest is accrued at the rate of 10% annually. The note was due on August 1,
2007. The loan balance reflects principal of $28,000 and accrued
interest of $1,787.	$29,787

Note payable to an officer on the Company. Interest is accrued at the rate of 10% annually. The note was due on August 1,
2007. The loan balance reflects principal of $32,500 and accrued
interest of $1,371.	33,871

Note payable to an officer of the Company. Interest is accrued at the rate of 10% beginning February 20, 2007.
The note was due on August 1, 2007.	5,500

$69,158

The Company leases a vehicle from a shareholder on a month to month basis.  The rent expense from this lease totaled $3,805 for the year ending December 31, 2006.

4.         NOTES PAYABLE

Notes payable consisted of the following at December 31, 2006:

Note payable to a financial institution is a $247,584 revolving line of credit. Interest is payable monthly at an annual rate of prime plus 2.00%. On December 31, 2006 the interest rate on this loan was 10.25%. As of December 31, 2006 the loan balance contained accrued interest of $1,150. The loan is collateralized by the
Company's accounts receivable, property and equipment and
the personal guaranties of three officer/shareholders and real estate owned by an officer/shareholder.
See Note 14 for additional information.	$248,734

An undocumented loan with no stated rate of interest from
a Corporation with the intention to purchase JMJ. The
Corporation was unable to complete the purchase. On
December 18, 2007 a settlement was reached with the
Corporation on payment of the loan. See Note 14 for
additional information.	199,000

Note payable to an individual. Interest is accrued at the rate of of $2.00 per day. The loan balance reflects principal of $5,000
and accrued interest of $2,999.	7,999

An undocumented loan from an individual. The original
principal balance was $35,000. Interest is accrued at the rate
of 10% annually.	24,025

Note payable to an individual. The original principal balance
was $20,000. Interest is accrued at the rate of 10% annually.	9,603

An undocumented loan from an individual. Interest is accrued at the rate of 10% annually. The loan balance reflects principal of
$10,000 and accrued interest of $1,702.	11,702

An undocumented loan from an individual. Interest is accrued at the rate of 10% annually. The loan reflects principal of $12,000 and
accrued interest of $6,074.	18,074

Note payable to an individual. Interest is accrued at the rate of
10% annually. The loan balance reflects principal of $75,000 and
accrued interest of $24,375.	99,375

An undocumented loan from an individual. Interest is accrued at the rate of 10% annually. The loan balance reflects principal of
$9,038 and accrued interest of $569.	9,607

Total	$628,119

5.         CREDIT CARDS AND REVOLVING LINES OF CREDIT

Credit card from a financial institution; credit limit is $15,500;
and interest rate is 31.43%.	12,794

Credit card from a financial institution; there are no preset credit limits; and balances are required to be paid in full. This
account was turned over to a collection agency for collection.	77,283

Credit card from a financial institution; credit limit is $5,000;
and interest rate is 30.24%.	2,014

Credit card from a financial institution; credit limit is $2,900;
and interest rate is 19.56%.	3,356

Credit card from a financial institution; credit limit is $11,000;
and interest rate is 29.99%.	10,730

Credit card from a financial institution; credit limit is $8,000;
and interest rate is 32.24%.	7,987

Credit card from a financial institution; credit limit is $5,000;
and interest rate is 32.24%.	5,203

Revolving line of credit from a corporation to be utilized for purchases of computers and related equipment; credit limit
is $0.00; and interest rate is 12.99%	12,857

Revolving line of credit from a corporation to be utilized for purchases of computers and related equipment; credit limit
is $25,000; and interest rate is 16.99%.	24,408

Credit card from a financial institution; credit limit is $9,400;
and interest rate is 23.98%.	7,573

Credit card from a corporation to be utilized for purchases at the corporation's retail locations; credit limit is $3,000; and
interest rate is 12.00%.	1,775

Credit card from a corporation to be utilized for purchases at the corporation's retail locations; credit limit is $4,000; and
interest rate is 20.80%.	3,082

Credit card from a corporation to be utilized for purchases at the corporation's retail locations; credit limit is $0.00; and
interest rate is 26.65%.	4,902

Credit card from a corporation to be utilized for purchases at the corporation's retail locations; credit limit is $0.00; and
interest rate is 26.65%.	4,198

Credit card from a corporation to be utilized for purchases at the corporation's retail locations; credit limit is $0.00; and
interest rate is 23.15%.	810

Credit card from a corporation to be utilized for purchases at the corporation's retail locations; credit limit is $0.00; and
interest rate is 19.80%.	6,202

Credit card from a financial institution; credit limit is $0.00; and
interest rate is 16.15%.	638

Credit card from a financial institution; credit limit is $2,900; and
interest rate is 35.18%	2,787

Credit card from a financial institution; credit limit is $0.00; and
interest rate is 30.24%.	1,193

Total	$189,792

6.         ACCOUNTS RECEIVABLE - NET

Accounts receivable consisted of the following at December 31, 2006:

Accounts receivable	$308,433
Less allowance for doubtful accounts	48,247

Accounts receivable - net	$260,186

7.         PROPERTY AND EQUIPMENT - NET

Property and equipment consisted of the following at December 31, 2006:

Computer equipment	$67,509
Furniture and fixtures	544
Software	38,554

Total	106,607

Less accumulated depreciation and amortization	88,490

Property and equipment - net	$18,117

8.         COMMITMENTS

The Company subleases office space under a non-cancellable operating lease agreement which commenced on July 1, 2006 and expires on August 31, 2009. Future minimum lease payments are due as follows:

Years ending:	December 31, 2007	$113,768
	December 31, 2008	113,768
	December 31, 2009	75,845

Total		$303,381

9.         CONTINGENCIES

The Company was a defendant in 2005 and early 2006 in two related lawsuits seeking disclosure of financial information by shareholders. Both lawsuits were voluntarily dismissed by the plaintiffs without prejudice in February of 2006.

On June 2, 2006 the Company filed a voluntary petition under chapter 11 of the United States Bankruptcy Code with the Court. The petition was filed to assist the Company with negotiating a payment plan with the Internal Revenue Service. After filing the petition the Internal Revenue Service agreed to an installment repayment plan.  The Company then obtained the dismissal of the bankruptcy case on June 27, 2006.  The Company made five $15,000 payments during 2006 to the Internal Revenue Service and four $15,000 payments during the first seven months of 2007. The Company then discontinued payments under the installment agreement.  In October of 2007 a new installment agreement was allowed by the Internal Revenue Service. The new agreement requires monthly payments of $20,000. The Company made three $20,000 payments by the end of 2007.

On June 20, 2006, the Company's landlord filed a motion with the bankruptcy court for expedited and immediate relief from the automatic stay seeking relief from the automatic  stay so that the landlord could proceed with its dispossessory proceeding in state court. The bankruptcy court granted the motion and the landlord then filed the dispossessory proceeding in the State Court of Cobb County, Georgia on June 28, 2006. The Company timely vacated the premises on June 30, 2006 pursuant to the terms of the lease and an oral agreement reached with the landlord in bankruptcy court that provided that the landlord would not seek and would forgive payment of any remaining sums due from the Company for unpaid rent after applying the security deposit if the Company timely vacated the premises. The landlord declined to provide documentation of the agreement, but has honored the agreement by not seeking approximately $16,150 in unpaid rent. The dispossessory proceeding was dismissed by the landlord voluntarily without prejudice on July 5, 2006.

Employees of the Company represent the Company in all legal matters.

10.       STOCK OPTION PLAN

In 1998, the Company instituted a stock option plan for officers, employees, directors, advisors and consultants. Statutory stock options may be awarded to all employees of the Company who owns less than 10% of the outstanding common stock. The exercise price of a statutory stock option granted is the fair market value of the common stock as of the grant date. No option shall be granted for a term in excess of ten years from the date of the grant. Statutory stock options can not be exercised until the employee has completed a year of service with the Company.

Non-statutory stock options may be awarded to non-employees who own less than 10% of the outstanding common stock of the Company. The exercise price of a non-statutory stock option granted is the fair market value of the common stock as of the grant date. No option shall be granted for a term in excess of ten years from the date of the grant. Non-statutory stock options can not be exercised until the non-employee has maintained a one year relationship with the Company.

The maximum number of shares of common stock that can be issued under the plan is 3,000,000. As of 12/31/06 2,258,509 shares of common stock had been acquired through the stock option plan.

Due to the Company's high volatility associated with going concern issues no compensation was recorded on the income statement for the issuance of options. FASB 123 (R) requires that companies must reflect as expense the fair market value of stock options used to compensate employees. Applying the lattice model it was determined that the amount of compensation expense per FASB 123 (R) was less than $1,000.

Total stock options accrued, vested and unexpired as of 12/31/05	800,221

Stock options exercised in 2006	(603,979)

Stock options that expired during 2006	(898,960)

Stock options that accrued and vested during 2006	800,691

Total stock options accrued, vested and unexpired as of 12/31/06	97,973

As of June 30, 2006, no additional options were issued under the plan.

12.       OTHER INCOME

In 2006 the Company agreed to participate in the Streamlined Sales Tax Program. This program is designed to promote compliance of sellers in filing and paying sales tax to states who have joined the program. As a result of the Company's participation in the Streamline Sales Tax Program sales tax payable was reduced by $67,343. This reduction was recognized as other income.

13.       GOING CONCERN

As shown in the accompanying financial statements, the Company incurred a net loss of $865,932 during the year ended December 31, 2006, and as of that date the Company's current liabilities exceeded its current assets by $2,871,050. These factors raise substantial doubt about its ability to continue as a going concern. Refer to Note 14 for additional information that impact the going concern issue.

14.       SUBSEQUENT EVENTS

In June of 2006, the Company entered into a Letter of Intent to be acquired by a corporation. After several extensions of the time within which the parties were to have completed the contemplated merger, JMJ refused in March, 2007 to extend further the time within which the parties were to merge. From June of 2006 through March of 2007 JMJ received loans from its intended acquirer.  In December of 2007 a settlement of loan was reached. The Company was required to pay $30,000 and assume a note for $105,164. This transaction resulted in JMJ recognizing additional income from the forgiveness of debt of $94,636.

In March of 2007, the Company entered into a Letter of Intent to be acquired by another corporation.  Following the execution of the Letter of Intent, the acquiring corporation loaned the Company approximately $100,000 through early May, 2007.  The Company and the acquiring corporation then negotiated a further loan of up to $1.25 million to the Company, but that loan was not funded.  After the Company received approval (on July 10, 2007) from its shareholders to the proposed merger with the acquiring corporation (or its subsidiary), the acquiring corporation declined to consummate the merger. In September of 2007, the acquiring corporation proposed that it purchase the assets of the Company.  The Company negotiated the terms of the asset sale and obtained the approval of its shareholders for such sale on September 30, 2007.  The sale of assets, pursuant to the Asset Purchase Agreement and accompanying documents, was made effective October 1, 2007.  In exchange for the assets of the Company, the acquiring corporation and its newly-created subsidiary agreed to tender to the Company $25,000 in cash, a promissory note (secured by 500,000 restricted shares of the acquiring corporation) in the amount of $475,000 payable over the course of 10 months; restricted shares of the common stock of the acquiring corporation equal to 12.5 percent of the total outstanding shares of the acquiring corporation as of the effective date of the purchase (which amounts to 4,862,067 shares); 1.6 million warrants redeemable at the cost of a penny per share for common shares of the acquiring corporation; and an agreement to register the shares (including the shares underlying the warrants) within 180 days of the effective date of the purchase.  Effective December 6, 2007, the Company agreed to lockup (that is, not offer for sale) its shares of the acquiring corporation for a period of 90 days following the registration of certain shares of acquiring corporation's common stock underlying the issuance of $2,225,000 in debentures to third parties, which issuance occurred effective December 6, 2007. Accordingly, the Company now expects that it may be able to offer some of its shares of acquiring corporation for sale in or about June, 2008.

The Company disclosed the anticipated asset sale transaction to the financial institution in September of 2007 and converted its existing line of credit of $247,584 to a note due on or about April 1, 2008, which note was cosigned by acquiring corporation and secured by the personal guaranties of certain shareholders and former officers of the Company, certain real property owned by several of the same persons, and the assets of the Company.

The Company was unable to pay on August 1, 2007 the three loans listed under related party transactions as notes payable to an officer with principal amounts of $28,000, $32,500, and $5,500. The notes are continuing to accrue interest at the rate of 10% annually.

JMJ TECHNOLOGIES, INC.
REVIEWED FINANCIAL STATEMENTS
For the Nine Months Ended September 30, 2007

CONTENTS
Independent Auditor's Report	2

Financial Statements

Balance Sheet	3

Statement of Operations and Accumulated Deficit	4

Statement of Cash Flows	5

Notes to Financial Statements	6 - 15

ACCOUNTANTS' REVIEW REPORT

To the Board of Directors
JMJ Technologies, Inc.
Atlanta, Georgia

We have reviewed the accompanying balance sheet of JMJ Technologies, Inc. as of September 30, 2007 and the related statement of operations and accumulated deficit and cash flows for the nine months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.  All information included in these financial statements is the representation of the management of the Company.

A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data.  It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole.  Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has suffered recurring losses from operations and has a net capital deficiency, which raises substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are described in Note 11. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Atlanta, Georgia
January 9, 2008

JMJ TECHNOLOGIES, INC.
BALANCE SHEET
September 30, 2007

ASSETS

CURRENT ASSETS:
Cash	$57,733
Accounts receivable - net	252,706

Total current assets	310,439

PROPERTY AND EQUIPMENT - net	9,990

OTHER ASSETS:
Rent deposit	9,481

TOTAL	$329,910

LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable	$226,774
Accrued rent	8,982
Accrued salaries	58,530
Accrued vacation	37,820
Customer prepayments	601,125
Credit cards and revolving lines of credit	164,469
Payroll taxes payable	1,156,333
Sales tax payable	159,292
Notes payable	773,128
Loans payable to officers	83,340
Shareholder loans	156,858

Total current liabilities	3,426,651

LONG-TERM LIABILITIES:
Accrued rent	8,233

Total long-term liabilities	8,233

SHAREHOLDERS' DEFICIT:
Common stock, $.01 par value; 10,000,000 shares
authorized; 7,616,016 shares issued and outstanding	76,160
Additional paid-in capital	1,653,800
Accumulated deficit	(4,834,934)

Total shareholders' deficit	(3,104,974)

TOTAL	$329,910

JMJ TECHNOLOGIES, INC.
STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
For the Nine Months Ended September 30, 2007

REVENUES	$1,266,306

COST OF REVENUES	129,334

GROSS PROFIT	1,136,972

GENERAL AND ADMINISTRATIVE EXPENSES
Payroll expense	827,687
Rent expense	86,320
Employee benefits	64,834
Penalties	46,962
Travel and entertainment	44,504
Professional fees	41,941
Utilities and communications	23,562
Office expense	15,748
Bank service charges	11,778
Conferences and tradeshows	10,210
Dues and subscriptions	9,282
Depreciation and amortization	8,128
Postage and shipping	6,367
Insurance	5,284
Education and training	4,334
Bad debt expense	3,423
Lease - van	3,269
Other taxes	1,478

Total general and administrative expenses	1,215,111

LOSS FROM OPERATIONS	(78,139)

OTHER INCOME (EXPENSE)
Interest expense	(156,765)

NET LOSS	(234,904)

ACCUMULATED DEFICIT, BEGINNING OF YEAR	(4,600,030)

ACCUMULATED DEFICIT, END OF YEAR	$(4,834,934)

JMJ TECHNOLOGIES, INC.
STATEMENT OF CASH FLOWS
For the Nine Months Ended September 30, 2007

OPERATING ACTIVITIES:
Net loss	$(234,904)
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation & Amortization	8,128
Changes in operating assets and liabilities:
Accounts receivable	7,479
Accounts payable	(42,443)
Bank overdraft	(25,070)
Accrued rent	(6,736)
Accrued salaries	9,100
Accrued vacation	(7,500)
Customer prepayments	147,966
Credit cards and revolving lines of credit	(25,323)
Accrued interest included in notes payable	13,739
Payroll taxes payable	40,107
Sales tax payable	16,513

NET CASH FROM OPERATING ACTIVITIES	(98,944)

INVESTING ACTIVITIES:
- 0 -

NET CASH USED BY INVESTING ACTIVITIES	- 0 -

FINANCING ACTIVITIES:
Net proceeds on shareholder loans	10,245
Net proceeds on credit cards and lines of credit	198,602
Payments on loans payable short-term	(53,150)
Proceeds from issuance of stock	980

NET CASH USED BY FINANCING ACTIVITIES	156,677

NET INCREASE IN CASH AND EQUIVALENTS	57,733

CASH AND EQUIVALENTS, BEGINNING OF YEAR	- 0 -

CASH AND EQUIVALENTS, END OF YEAR	$57,733

JMJ TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
For the Nine Months Ended September 30, 2007

1.         NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

A.         Nature of Business

JMJ Technologies, Inc. (the "Company") provides services to medical clients and resale suppliers throughout the United States.  The primary service provided is the development, installation and customization of medical practice management software.   This was the Company's thirteenth year of operations.

B.        Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

C.        Revenues and Cost of Revenues Recognition

The Company recognizes revenues in accordance with Statement of Position (SOP) 97-2 as amended by SOP 98-9. Revenue from software license agreements is recognized when persuasive evidence of an agreement exists, delivery of the software has occurred, the fee is fixed or determinable, and collectibility is probable. In software arrangements that include more than one element, the Company allocates the total arrangement fee among elements based on the relative fair value of the elements.

License revenue allocated to software products generally is recognized upon delivery of the products or deferred and recognized in future periods to the extent that an arrangement includes one or more elements to be delivered at a future date and for which fair values have not been established. Revenue allocated to maintenance is recognized ratably over the maintenance term and revenue allocated to training and other service elements is recognized as the services are performed. If evidence or fair value does not exist for all elements of a license agreement and post customer support (PCS) is the only undelivered element, then all revenue from the license arrangement is recognized ratably over the term of the agreement as license revenue. If evidence of fair value of all undelivered elements exists but evidence does not exist for one or more delivered elements, then revenue is recognized using the residual method. Under the residual method, the fair value of the undelivered elements is deferred and the remaining portion of the arrangement fee is recognized as revenue.

D.        Concentrations of Credit Risks

The Company grants credit to its customers during the normal course of business and performs ongoing credit evaluations of its customers' financial condition.  The Company does not believe that it is exposed to any significant credit risk in connection with the extension of credit to its customers.

The Company maintains its cash balances at a financial institution in Atlanta, Georgia.  The balance at this institution is insured by the Federal Deposit Insurance Corporation up to $100,000.  At September 30, 2007, the Company did not have any uninsured cash balances.

E.         Allowance for Bad Debts

The Company provides an allowance for doubtful accounts equal to the estimated collection losses that will be incurred in the collection of all receivables. The estimated losses are based on managements' evaluation of outstanding accounts receivables. Allowance for bad debts was $47,304 at September 30, 2007.

F.         Property and Equipment

Property and equipment are recorded at cost.  When assets are retired or otherwise disposed of, the related cost and the accumulated depreciation and amortization are removed from the accounts, and any resulting gain or loss is reflected in the statement of operations and retained earnings/deficit.  Depreciation and amortization for all classes of property and equipment are determined using the straight-line method over the estimated useful lives of the assets as follows:

Estimated Life

Furniture and fixtures	10 years
Machinery and equipment	5 years
Vehicles	5 years

Depreciation expense was $8,128 for the nine months ended September 30, 2007.

G.        Income Taxes

The Company recognizes income and expenses on the accrual method for financial reporting purposes and for income tax reporting purposes.

The effect of temporary differences giving rise to the deferred tax asset is as follows:

Deferred tax asset:
Net operating loss carried forward	$930,237

Deferred tax liability:
Excess of financial statement over tax basis
Of property and equipment	(1,657)

Valuation allowance for deferred tax asset	(928,580)

Net deferred tax asset	$0

There is no deferred tax asset listed in these financial statements. SFAS No. 109 specifies that a deferred tax asset is to be reduced by valuation allowance if it is more likely than not that some portion or all of the deferred tax asset will not be realized. Due to the Company's current economic condition, the valuation allowance has eliminated the deferred tax asset. The Company will continue to assess the valuation allowance and to the extent it is determined that such allowance is no longer required; the tax benefit of the remaining net deferred tax asset will be recognized in the future.

The Company has net operating losses to offset future taxable income of approximately $3,000,766. The carryover periods to utilize the net operating losses will expire between the years 2020 to 2027.

H.        Cash Flow Information

The Company considers for purposes of the statement of cash flows, cash equivalents including time deposits, certificates of deposit, and all highly liquid debt investments with original maturities of three months or less.

Net cash used by operating activities include cash payments for interest of $76,560.

2.         COMMON STOCK

The Company has 10,000,000 shares of $.01 par value common stock authorized, with 7,616,016 shares issued and 7,616,016 shares outstanding. The Company issued an additional 97,973 of common stock during the nine months ended September 30, 2007.

3.         RELATED PARTY TRANSACTIONS

The Company has the following loans from a shareholder:

An unsecured demand loan with no stated rate of interest.	$82,106

Exclusive use of a shareholder's credit card; total credit line available is $0.00; and the annual percentage rate
of interest is 29.99%.	14,514

Exclusive use of a shareholder's credit card; total credit line available is $0.00; and the annual percentage rate
of interest is 24.00%.	3,069

Exclusive use of a shareholder's line of credit; total credit line available is $0.00; and the annual percentage rate
of interest is 25.90%.	14,403

Exclusive use of a shareholder's line of credit; total credit line available is $0.00; and the annual percentage rate
of interest is 28.90%.	18,125

Exclusive use of a shareholder's line of credit; total credit line available is $0.00; and the annual percentage rate
of interest is 26.90%.	6,638

Exclusive use of a shareholder's credit card; total credit line available is $0.00; and the annual percentage rate
of interest is 30.24%.	10,856

Exclusive use of a shareholder's credit card; total credit line available is $0.00; and the annual percentage rate
of interest is 30.49%.	7,147

Total	$156,858

The Company received the following loans from an officer:

Note payable to an officer of the Company. Interest is accrued at the rate of 10% annually. The note was due on August 1,
2007. The loan balance reflects principal of $28,000 and accrued
interest of $3,874.	$31,874

Note payable to an officer on the Company. Interest is accrued at the rate of 10% annually. The note was due on August 1,
2007. The loan balance reflects principal of $32,500 and accrued
interest of $3,793.	36,293

Note payable to an officer of the Company. Interest is accrued at the rate of 10% beginning February 20, 2007. The note was due on August 1, 2007. The loan reflects principal of $5,500
and accrued interest of $367.	5,867

An undocumented loan from an officer of the Company accruing interest at the rate of 18% annually. The loan reflects principal
of $8,301 and accrued interest of $1,005.	9,306

$83,340

The Company leases a vehicle from a shareholder on a month to month basis.  The rent expense from this lease totaled $3,269 for the nine months ended September 30, 2007.

4.         NOTES PAYABLE

Notes payable consisted of the following at September 30, 2007:

Note payable to a financial institution is a $247,584 revolving line of credit. Interest is payable monthly at an annual rate of prime plus 2.00%. On September 30, 2007 the interest rate on this loan was 10.25%. The maturity date of the loan is April 1,
2008. The loan is collateralized by the Company's accounts
receivable; property and equipment; the personal guaranties
of certain shareholders and current and former officers; real estate owned by an officer/shareholder; and a publicly traded
company.	$247,584

An undocumented loan with no stated rate of interest from
a corporation with the intention to purchase JMJ. The
corporation was unable to complete the purchase. On
December 18, 2007 a settlement was reached with the
corporation on payment of the loan. See Note 12 for
additional information.	236,800

An undocumented loan with no stated rate of interest from
a corporation who acquired the assets of JMJ in October
of 2007. See Note 12 for additional information.	100,500

Note payable to an individual. Interest is accrued at the rate of of $2.00 per day. The loan balance reflects principal of $5,000
and accrued interest of $3,546.	8,546

An undocumented loan from an individual. The original principal balance was $35,000. Interest is accrued at the rate of 10%
annually. The loan reflects principal of $24,024 and accrued
interest of $325.	24,349

Note payable to an individual. The original principal balance was $20,000. Interest is accrued at the rate of 10% annually.
The loan reflects principal of $9,603 and accrued interest of
$1,500.	11,103

An undocumented loan from an individual. Interest is accrued at the rate of 10% annually. The loan balance reflects principal of
$10,000 and accrued interest of $2,452.	12,452

An undocumented loan from an individual. Interest is accrued at the rate of 10% annually. The loan reflects principal of $12,000 and
accrued interest of $7,049.	19,049

Note payable to an individual. Interest is accrued at the rate of
10% annually. The loan balance reflects principal of $75,000 and
accrued interest of $27,750.	102,750

An undocumented loan from an individual. Interest is accrued at the rate of 10% annually. The loan balance reflects principal of
$9,038 and accrued interest of $957.	9,995

Total	$773,128

5.         CREDIT CARDS AND REVOLVING LINES OF CREDIT

Credit card from a financial institution; credit limit is $0.00;
and interest rate is 31.43%.	14,541

Credit card from a financial institution; there are no preset credit limits; and balances are required to be paid in full. This
account was turned over to a collection agency for collection.	57,114

Credit card from a financial institution; credit limit is $2,900;
and interest rate is 19.56%.	816

Credit card from a financial institution; credit limit is $0.00;
and interest rate is 29.99%.	12,095

Credit card from a financial institution; credit limit is $8,000;
and interest rate is 32.24%.	7,448

Credit card from a financial institution; credit limit is $5,000;
and interest rate is 32.24%.	5,300

Revolving line of credit from a corporation to be utilized for purchases of computers and related equipment; credit limit
is $0.00; and interest rate is 12.99%	13,560

Revolving line of credit from a corporation to be utilized for purchases of computers and related equipment; credit limit
is $0.00; and interest rate is 16.99%.	24,182

Credit card from a financial institution; credit limit is $0.00;
and interest rate is 23.98%.	9,412

Credit card from a corporation to be utilized for purchases at the corporation's retail locations; credit limit is $0.00; and
interest rate is 12.00%.	1,439

Credit card from a corporation to be utilized for purchases at the corporation's retail locations; credit limit is $0.00; and
interest rate is 20.80%.	3,488

Credit card from a corporation to be utilized for purchases at the corporation's retail locations; credit limit is $0.00; and
interest rate is 26.65%.	5,822

Credit card from a corporation to be utilized for purchases at the corporation's retail locations; credit limit is $0.00; and
interest rate is 19.80%.	5,464

Credit card from a financial institution; credit limit is $0.00; and
interest rate is 35.18%	2,806

Credit card from a financial institution; credit limit is $0.00; and
interest rate is 30.24%.	981

Total	$164,469

6.         ACCOUNTS RECEIVABLE - NET

Accounts receivable consisted of the following at September 30, 2007:

Accounts receivable	$300,010
Less allowance for doubtful accounts	47,304

Accounts receivable - net	$252,706

7.         PROPERTY AND EQUIPMENT - NET

Property and equipment consisted of the following at September 30, 2007:

Computer equipment	$67,509
Furniture and fixtures	544
Software	38,554

Total	106,607
Less accumulated depreciation and amortization	96,617

Property and equipment - net	$9,990

8.         COMMITMENTS

The Company subleases office space under a non-cancellable operating lease agreement which commenced on July 1, 2006 and expires on August 31, 2009. Future minimum lease payments are due as follows:

Years ending:	December 31, 2007	$28,442
	December 31, 2008	113,768
	December 31, 2009	75,845

	Total	$218,055

9.         CONTINGENCIES

On June 2, 2006 the Company filed a voluntary petition under chapter 11 of the United States Bankruptcy Code with the Court. The petition was filed to assist the Company with negotiating a payment plan with the Internal Revenue Service. After filing the petition the Internal Revenue Service agreed to an installment repayment plan.  The Company then obtained the dismissal of the bankruptcy case on June 27, 2006.  The Company made five $15,000 payments during 2006 to the Internal Revenue Service and four $15,000 payments during the first seven months of 2007. The Company then discontinued payments under the installment agreement.  In October of 2007 a new installment agreement was allowed by the Internal Revenue Service. The new agreement requires monthly payments of $20,000. The Company made three $20,000 payments by the end of 2007.

Employees of the Company represent the Company in all legal matters.

10.       STOCK OPTION PLAN

In 1998, the Company instituted a stock option plan for officers, employees, directors, advisors and consultants. Statutory stock options may be awarded to all employees of the Company who owns less than 10% of the outstanding common stock. The exercise price of a statutory stock option granted is the fair market value of the common stock as of the grant date. No option shall be granted for a term in excess of ten years from the date of the grant. Statutory stock options can not be exercised until the employee has completed a year of service with the Company.

Non-statutory stock options may be awarded to non-employees who own less than 10% of the outstanding common stock of the Company. The exercise price of a non-statutory stock option granted is the fair market value of the common stock as of the grant date. No option shall be granted for a term in excess of ten years from the date of the grant. Non-statutory stock options can not be exercised until the non-employee has maintained a one year relationship with the Company.

The maximum number of shares of common stock that can be issued under the plan is 3,000,000. As of September 30, 2007 2,356,482 shares of common stock had been acquired through the stock option plan.

As of June 30, 2006, no additional options were issued under the plan.

Total stock options accrued, vested and unexpired as of 12/31/06	97,973

Stock options exercised during the nine months ended September 30, 2007	(97,973)

Stock options that accrued and vested during the nine months ended
September 30, 2007	0.00

Total stock options accrued, vested and unexpired as of 9/30/07	0.00

11.       GOING CONCERN

As shown in the accompanying financial statements, the Company incurred a net loss of $234,904 during the nine months ended September 30, 2007, and as of that date the Company's current liabilities exceeded its current assets by $3,104,974. These factors raise substantial doubt about its ability to continue as a going concern. Refer to Note 12 for additional information that impact the going concern issue.

12.       SUBSEQUENT EVENTS

In June of 2006, the Company entered into a Letter of Intent to be acquired by a corporation. After several extensions of the time within which the parties were to have completed the contemplated merged, JMJ refused in March, 2007 to extend further the time within which the parties were to merge. From June of 2006 through March of 2007 JMJ received loans from its intended acquirer.  In December of 2007 a settlement of loan was reached. The Company was required to pay $30,000 and assume a note for $105,164. This transaction will resulted in JMJ recognizing additional income from the forgiveness of debt of $94,636.

In March of 2007, the Company entered into a Letter of Intent to be acquired by another corporation.  Following the execution of the Letter of Intent, the acquiring corporation loaned the Company $100,500 through early May, 2007.  The Company and the acquiring corporation then negotiated a further loan of up to $1.25 million to the Company, but that loan was not funded.  After the Company received approval (on July 10, 2007) from its shareholders to the proposed merger with the acquiring corporation (or its subsidiary), the acquiring corporation declined to consummate the merger. In September of 2007, the acquiring corporation proposed that it purchase the assets of the Company.  The Company negotiated the terms of the asset sale and obtained the approval of its shareholders for such sale on September 30, 2007.  The sale of assets, pursuant to the Asset Purchase Agreement and accompanying documents, was made effective October 1, 2007.  In exchange for the assets of the Company, the acquiring corporation and its newly-created subsidiary agreed to tender to the Company $25,000 in cash, a promissory note (secured by 500,000 restricted shares of the acquiring corporation) in the amount of $475,000 payable over the course of 10 months; restricted shares of the common stock of the acquiring corporation equal to 12.5 percent of the total outstanding shares of the acquiring corporation as of the effective date of the purchase (which amounts to 4,862,067 shares); 1.6 million warrants redeemable at the cost of a penny per share for common shares of the acquiring corporation; and an agreement to register the shares (including the shares underlying the warrants) within 180 days of the effective date of the purchase.  Effective December 6, 2007, the Company agreed to lockup (that is, not offer for sale) its shares of the acquiring corporation for a period of 90 days following the registration of certain shares of acquiring corporation's common stock underlying the issuance of $2,225,000 in debentures to third parties, which issuance occurred effective December 6, 2007. Accordingly, the Company now expects that it may be able to offer some of its shares of acquiring corporation for sale in or about June, 2008.

The Company disclosed the anticipated asset sale transaction to the financial institution in September of 2007 and converted its existing line of credit of $247,584 to a note due on or about April 1, 2008, which note was cosigned by acquiring corporation and secured by the personal guaranties of certain shareholders and former officers of the Company, certain real property owned by several of the same persons, and the assets of the Company.

The Company was unable to pay on August 1, 2007 the three loans listed under related party transactions as notes payable to an officer with principal amounts of $28,000, $32,500, and $5,500. The notes are continuing to accrue interest at the rate of 10% annually.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 10, 2008

WiFiMed Holdings Company, Inc.

Registrant

By:	/s/ Gregory Vacca

President